EXHIBIT 10.12


                                                         Account # _____________

                                            Registered Representative #_________



                             SUBSCRIPTION AGREEMENT
                                       AND
                           LETTER OF INVESTMENT INTENT


U-Ship, Inc.
5583 West 78th Street
Edina, MN 55439

Attention:   Bruce H. Senske
             Chief Executive Officer

Gentlemen:

The undersigned, _________________, a resident of or entity, organized under the laws of the State of _____________ desires to become a shareholder of U-Ship, Inc. a Utah corporation (the "Company"), and hereby subscribes for _____________ Units upon the terms and conditions set forth below. Each Unit is comprised of two (2) shares of the Company's Series A Cumulative Convertible Preferred Stock, $0.004 par value, the rights and preferences of which are described on Exhibit E to the Company's Confidential Private Placement Memorandum dated April 15, 1998 ("Memorandum") and by this reference incorporated herein (the "Shares") and one
(1) warrant (the "Warrants") to purchase one share of the Company's common stock, $0.004 par value (the "Common Stock"). As used herein, the term "Units" shall mean and include (i) the Units, as units; (ii) the individual Shares and Warrants comprising the Units being purchased hereunder by the undersigned; and,
(iii) where appropriate, the shares of Common Stock which may be issued upon conversion of the Shares and upon exercise of the Warrants:

      1. The undersigned hereby agrees to purchase the above Units for the sum of $__________, representing the purchase price of $1.20 per Unit for each Unit subscribed for above. The undersigned acknowledges this subscription is contingent upon acceptance in whole or in part by the Company.

      2. The undersigned acknowledges, represents and warrants that the undersigned:

            (a) is able to bear the economic risk of the investment in the Units;

            (b) has knowledge and experience in financial and business matters, is capable of evaluating the merits and risks of the prospective investment in the Units and is able to bear such risks;

            (c) understands an investment in the Units is highly speculative but believes that the investment is suitable for it based upon the undersigned's investment objectives and financial needs, and has adequate means for providing for current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Units;

            (d) has reviewed (i) the Memorandum by which the Company proposes to offer the Units for sale and is familiar with the factors contained therein under the caption "Risk Factors" which are intended to serve as cautionary factors within the meaning of the Private Securities Litigation Reform Act of 1995; and (ii) copies of the Company's recent reports filed under the Securities Exchange Act of 1934, including, the Company's Form l0-KSB Report for the fiscal year ended June 30, 1997, and is familiar with the factors contained therein under the caption "Factors That May Affect Future Operating Results" which are intended to serve as cautionary factors within the meaning of the Private Securities Litigation Reform Act of 1995 and (iii) the Company's Form 10-QSB for the period ended December 31, 1997;

            (e) has been given access to full and complete information regarding the Company (including the opportunity to meet with Company officers and review all documents as it may have requested in writing) and has utilized such access to its satisfaction for the purpose of obtaining information about the Company;

            (f) recognizes that the Units, as an investment, involve a high degree of risk; and

            (g) realizes that (i) the purchase of Units is a long-term investment; (ii) purchasers of Units must bear the economic risk of investment for an indefinite period of time because the Units have not been registered under the Securities Act of 1933, as amended (the "Act") and, therefore, cannot be sold unless they are subsequently registered under the Act or an exemption from such registration is available; and
      (iii) the transferability of the Units is restricted, and (A) requires the written consent of the Company, (B) requires conformity with the restrictions contained in paragraph 3 below, and (C) will be further restricted by a legend placed on the certificate(s) representing the Units stating that the Units have not been registered under the Act and referring to the restrictions on transferability of the Units, and by stop transfer orders or notations on the Company's records referring to the restrictions on transferability.

      3. The undersigned has been advised that the Units are not being registered under the Act or the relevant state securities laws pursuant to exemptions from the Act and laws, and that the Company's reliance upon such exemptions is predicated in part on the undersigned's representations to the Company as contained herein. The undersigned represents and warrants that the Units are being purchased for its own account and for investment and without the intention of reselling or redistributing the same, that the undersigned has made no agreement with others regarding any of such Units and that its financial condition is such that it is not likely that it will be necessary to dispose of any of such Units in the foreseeable future. The undersigned is aware that, in the view of the Securities and Exchange Commission and applicable state bodies that administer state securities laws, a purchase of Units with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the condition of the Company or its business, or in connection with a contemplated liquidation or settlement of any loan obtained


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


for the acquisition of the Units and for which the Units were pledged as security, would represent an intent inconsistent with the representations set forth above. The undersigned further represents and agrees that if, contrary to its foregoing intentions, it should later desire to dispose of or transfer any of such Units in any manner, it shall not do so without first obtaining (a) the opinion of counsel designated by the Company that such proposed disposition or transfer lawfully may be made without the registration of such Units for such purpose pursuant to the Act, as then in effect, and applicable state securities laws, or (b) such registrations (it being expressly understood that the Company shall not have any obligation to register the Units for such purpose, except insofar as paragraph 4 hereof requires the Company, in certain instances, to register Registrable Securities).

      The undersigned agrees that the Company may place the following restrictive legend on the certificate(s) representing the Shares and documents evidencing the Warrants, containing substantially the following language:

      "The shares represented by this Certificate were issued without registration under the Securities Act of 1933, as amended (the "Act") and without registration under Minnesota or any other state's securities laws, in reliance upon exemptions contained in the Act and such laws. No transfer of these shares or any interest therein may be made except pursuant to effective registration statements under said laws unless this Corporation has received an opinion of counsel satisfactory to it that such transfer or disposition does not require registration under said laws and, for any sales under Rule 144 of the Act, such evidence as it shall request for compliance with that rule."

The undersigned agrees and consents that the Company may place a stop transfer order on the Certificate(s) representing the Shares and documents evidencing the Warrants to assure the undersigned's compliance with this Agreement and the matters referenced above.

      The undersigned agrees to save and hold harmless, defend and indemnify the Company and its directors, officers and agents from any claims, liabilities, damages, losses, expenses or penalties arising out of any misrepresentation of information furnished by the undersigned to the Company in this Subscription Agreement.

      4. The Company agrees to the following terms and conditions relative to registration of the Shares under the Act:

            (a) Definitions. As used in this Agreement, the following terms shall have the meanings set forth respectively:

            "Commission" shall mean the Securities and Exchange Commission, or any other federal agency then administering the Act.

            "Common Stock" shall mean the shares of Common Stock of the Company, $0.004 par value.

            "Holder" or, collectively, "Holders, means (i) the undersigned purchaser of the Units or Registrable Securities and (ii) each person to whom Holder transfers the Units or


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


      Registrable Securities as provided herein.

            "Other Securities" shall mean any stock (other than Common Stock) or other securities of the Company which the Holder at any time shall be entitled to receive, or shall have received, upon the conversion of the Shares or exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities.

            "Registrable Securities" means any shares of Common Stock issued or which may be issued upon conversion of the Shares or upon exercise of the Warrants, and any Other Securities received with respect thereto; provided, however, that any such Common Stock and Other Securities shall cease to be Registrable Securities when (i) a Resale Registration Statement covering such Registrable Securities has been declared effective and such Registrable Securities have been disposed of pursuant to such effective Resale Registration Statement, (ii) such Registrable Securities become eligible for sale pursuant to Rule 144(k) (or any similar provision then in force) ("Rule 144") under the Act or (iii) such shares of Common Stock cease to be outstanding.

            "Transfer" shall mean any sale, assignment, pledge, or other disposition of any Units or Registrable Securities, or of any interest in either thereof, which would constitute a sale thereof within the meaning of Section 2(3) of the Act.

      All terms used in this Agreement which are not defined in Section 1 hereof have the meanings respectively set forth elsewhere in this Agreement.

            (b) Resale Registration. Despite anything in this Agreement to the contrary, the Holder shall have the following rights regarding registration of Registrable Securities which may be hereafter acquired upon conversion of the Shares or exercise of the Warrants.

            (1) Required Registration. Upon request of holders of at least 50,000 Units or Registrable Securities not theretofore registered under the Act, the Company shall prepare and if its then eligible file a registration statement on Form S-3 under the Act covering the resale of the Registrable Securities which are the subject of such requests and shall use its best efforts to cause such registration statement to become effective and to remain effective for at least 24 months. In addition, upon the receipt of the aforementioned request, the Company shall promptly give written notice to all other record holders of Units or Registrable Securities that such registration is to be effected. The Company shall include in such registration statement such Registrable Securities for which it has received written requests to register by such other record holders within fifteen (15) days after the Company's written notice to such other record holders. The Company shall be obligated to prepare, file and cause to become effective only two (2) registration statements pursuant to this Section 4(b). In the event that the holders of a majority of the Registrable Securities for which registration has been requested pursuant to this Section determine for any reason not to proceed with a registration at any time before the registration statement has been declared effective by the Commission, and such holders thereafter request the Company to withdraw such registration statement, the holders of such Registrable


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


            Securities agree to bear their own expenses incurred in connection therewith and to reimburse the Company for the expenses incurred by it attributable to such registration statement, then, and in such event, the holders of such Registrable Securities shall not be deemed to have exercised their right to require the Company to register Registrable Securities pursuant to this Section 4(b).

            (2) Incidental Registration. Each time the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Act in connection with the proposed offer and sale for money of any of its Common Stock by it or any of its security holders (other than a registration statement on From S-4 or S-8) or any other successor forms prescribed by the commission, the Company will give written notice of its determination to all record holders of Units and Registrable Securities. Upon the written request of a record holder of any Units and Registrable Securities given within fifteen (15) days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all such Registrable Securities, the record holders of which have so requested registration thereof, to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Registrable Securities to be so registered: provided, however, that (a) nothing herein shall prevent the Company from, at any time, abandoning or delaying any such registration initiated by it: and (b) if the Company determines not to proceed with a registration after the registration statement has been filed with the Commission and the Company's decision not to proceed is primarily based upon the anticipated public offering price of the securities to be sold by the Company, the Company shall promptly complete the registration for the benefit of those selling security holders who wish to proceed with a public offering of their securities and who bear all expenses in excess of $25,000 incurred by the Company as the result of such registration after the Company has decided not to proceed. If any registration pursuant to this Section shall be underwritten in whole or in part, the Company may require that the Registrable Securities requested for inclusion pursuant to this Section be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Registrable Securities originally covered by a request for registration would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of Registrable Securities otherwise to be included in the underwritten public offering may be reduced pro rata among the holders thereof requesting such registration to a number that the managing underwriter believes will not adversely affect the sale of shares by the Company. Those securities which are thus excluded from the underwritten public offering, and any other Common Stock owned by such holders, shall be withheld from the market by the holders thereof for a period, not to exceed one hundred eighty (180) days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering.

            (3) Registration Procedures. If and whenever the Company is required by the provisions of Section 4(b)(1) or 4(b)(2) to effect the registration of any Registrable Securities under the Act, the Company will:

            (i) prepare and file with the Commission a registration statement with respect to such Registrable Securities, and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such Registrable Securities, not to exceed three (3) months;

            (ii) prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such Registrable Securities, not to exceed three (3) months;

            (iii) furnish to the security holders participating in such registration and to the underwriters of the Registrable Securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such security holders and underwriters may reasonably request in order to facilitate the public offering of such Registrable Securities;

            (iv) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating holders may reasonably request within ten
                  (10) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

            (v) notify the security holders participating in such registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed:

            (vi) notify such holders promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

            (vii) prepare and file with the Commission, promptly upon the request of any such holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such holders (and concurred in by counsel for the Company), is required under the Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities by such holder;


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


            (viii) prepare and promptly file with the Commission and promptly notify such holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

            (ix) advise such holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and

            (x) not file any amendment or supplement to such registration statement or prospectus to which a majority in interest of such holders shall have reasonably objected on the grounds that such amendment-or supplement does not comply in all material respects with the requirements of the Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least five (5) business days prior to the filing thereof, unless in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable law.

            (4) Expenses. With respect to any registration, requested pursuant to Section 4(b)(1) (except as otherwise provided in such section with respect to registrations voluntarily terminated at the request of the requesting security holders) and with respect to each inclusion of securities in a registration statement pursuant to
            Section 4(b)(2) (except as otherwise provided in Section 4(b)(2) with respect to registrations terminated by the Company), the Company shall bear the following fees, costs and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or selling security holders are required to bear such fees and disbursements), all internal Company expenses, the premiums and other costs of policies of insurance against liability arising out of the public offering, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of counsel and accountants for the selling security holders, underwriting discounts and commissions and transfer taxes for selling security holders and any other expenses incurred by the selling security holders not expressly included above shall be borne by the selling security holders.


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


            (5) Copies of Prospectus: Amendments of Prospectus. The Company will furnish the Holder with a reasonable number of copies of any prospectus or offering circular and one copy of the registration statement included in such filings and will amend or supplement the same as required during the nine (9) month period following the effective date of the registration statement, provided, that the expenses of any amendment or supplement made or filed more than three (3) months after the effective date of the registration statement, at the request of the Holder, shall be borne by the Holder.

            (6) Conditions of the Company's Obligations. It shall be a condition of the Company's obligation to register the Registrable Securities hereunder that the Holder agrees to cooperate with the Company in the preparation and filing of any such registration statement, or in its efforts to establish that the proposed sale is exempt under the Act, as to any proposed distribution. It shall also be a condition of the Company's obligations under this Agreement that, in the case of the filing of any registration statement, and to the extent permissible under the Act, and controlling precedent thereunder, the Company and the Holder provide cross-indemnification agreements to each other in customary scope covering the accuracy and completeness of the information furnished by each.

            (c) Restrictions on Sale. In the event of an underwritten public offering for the account of the Company, upon the written request (the "Lock-up Request") of the managing underwriter (or underwriters) of such offering, each Holder agrees not to effect any public sale or distribution of any securities similar to those being registered in such offering (other than pursuant to such offering), including, without limitation, through sales of Registrable Securities pursuant to a registration statement, during the 14 days prior to, and during the 1810-day period beginning on the effective date of the registration statement relating to such offering (the "Lock-up Period"); provided, however, that the Holders shall not be required to comply with such Lock-up Request unless the Company simultaneously demands analogous restrictions on sale and uses all reasonable efforts to obtain from all other persons who are contractually bound with the Company to comply with such Lock-up Requests and from the Company's directors. In the event of the delivery of a Lock-up Request, the time periods for which a registration statement is required to be kept effective pursuant to Section 4(b) hereof shall be extended by the number of days during the Lock-up Period.

            (d) Transfer of Registration Rights. The registration rights of Holder and any Holders under this Section 4 may be transferred to any transferee of Registrable Securities that acquires at least 1,000 shares of Registrable Securities (appropriately adjusted for stock splits, stock dividends and the like). Each such transferee shall be deemed to be a "Holder" for purposes of this Section 4.

      5. The undersigned represents and warrants that the undersigned is a bona fide resident of, and is domiciled in, the State of ________________ and that the Units are being purchased solely for the beneficial interest of the undersigned and not as nominee, for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization, except as specifically set forth in paragraph 8 of this Agreement.

THE FOLLOWING PARAGRAPH 6 IS REQUIRED IN CONNECTION WITH THE EXEMPTIONS FROM THE ACT AND STATE LAWS BEING RELIED ON BY THE COMPANY WITH RESPECT TO THE OFFER AND SALE OF THE SHARES. ALL OF SUCH INFORMATION WILL BE KEPT CONFIDENTIAL AND WILL BE REVIEWED ONLY BY THE COMPANY, THE AGENT, IF ANY, AND THEIR RESPECTIVE COUNSEL. The undersigned agrees to furnish any additional information which the Company, the Agent, if any, or their respective legal counsel deem necessary in order to verify the responses set forth below.

      6. Accredited Status. The undersigned represents and warrants as follows: (CHECK IF APPLICABLE):

_____ (a) The undersigned is an individual with a net worth, or a joint net worth together with his or her spouse, in excess of $1,000,000. (In calculating net worth, you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property minus debt secured by such property.)

_____ (b) The undersigned is an individual with income in excess of $200,000 in each of the prior two years and reasonably expects an income in excess of $200,000 in the current year.

_____ (c) The undersigned is an individual who, with his or her spouse, had joint income in excess of $300,000 in each of the prior two years and reasonably expects joint income in excess of $300,000 in the current year.

_____ (d) The undersigned is a director or executive officer of U-Ship, Inc.

_____ (e) The undersigned, if other than an individual, is an entity all of whose equity owners meet one of the tests set forth in (A) through (D) above.

_____ (f) The undersigned is an entity, and is an "Accredited Investor" as defined in Rule 50 1(a) of Regulation D under the Act. This representation is based on the following (check one or more, as applicable):

      _____ i. The undersigned (or, in the case of a trust, the undersigned trustee) is a bank or savings and loan association as defined in Sections 3(a)(2) and 3(A)(5)(A), respectively, of the Act acting either in its individual or fiduciary capacity.

      _____ ii.   The undersigned is an insurance company as defined in section
                  2(13) of the Act.

      _____ iii.  The undersigned is an investment company registered under the
                  Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act.


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


      _____ iv.   The undersigned is a Small Business Investment Company
                  licensed by the U.S. Small Business Administration under
                  Section 301(c) or (d) of the Small Business Investment Act of
                  1958.


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


      _____ v. The undersigned is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA") and either (check one or more, as applicable):

                  ___a. the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor; or

                  ___b. the employee benefit plan has total assets in excess of $5,000,000: or

                  ___c. the plan is a self-directed plan with investment
                        decisions made solely by persons who are "Accredited Investors" as defined under the Act.

      _____ vi.   The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

      _____ vii.  The undersigned has total assets in excess of S5,000,000, was not formed for the specific purpose of acquiring shares of the Company and is one or more --- of the following (check one or more, as appropriate):

                  ___a. an organization described in Section 501(c)(3) of the
                        Internal Revenue Code: or

                  ___b. a corporation; or

                  ___c. a Massachusetts or similar business trust; or

                  ___d. a partnership.

      _____ viii. The undersigned is a trust with total assets exceeding
                  $5,000,000 which was not formed for the specific purpose of acquiring shares of the Company and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment in the Units. (IF ONLY THIS RESPONSE IS CHECKED, please contact the Company to receive and complete an information statement before this subscription can be considered).

      7. NASD Affiliation. The undersigned is affiliated or associated, directly or indirectly, with a National Association of Securities Dealers, Inc. ("NASD") member firm or person.

                      Yes______            No______

         If yes, list the affiliated member firm or person: ____________________
         _______________________________________________________________________
         _______________________________________________________________________


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


         Your relationship to such member firm or person: ______________________
         _______________________________________________________________________
         _______________________________________________________________________

      8. Entities. If the undersigned is not an individual but an entity, the individual signing on behalf of such entity and the entity jointly and severally agree and certify that:

      (a) The undersigned was not organized for the specific purpose of acquiring the Units; and

      (b) This Agreement has been duly authorized by all necessary action on the part of the undersigned, has been duly executed by an authorized officer or representative of the undersigned, and is a legal, valid and binding obligation of the undersigned enforceable in accordance with its terms.

      9. Miscellaneous.

      (a)   Manner in which title is to be held: (check one)

            _____   Individual Ownership

            _____   Joint Tenants with Right of Survivorship*

            _____   Partnership*

            _____   Tenants in Common*

            _____   Corporation

            _____   Trust

            _____   Other ________________________________
                          ________________________________ (describe)


______________________________
   *Multiple signatures

      (b) The undersigned agrees that the undersigned understands the meaning and legal consequences of the agreements, representations and warranties contained herein, agrees that such agreements, representations and warranties shall survive and remain in full force and effect after the execution hereof and payment for the Units, and further agrees to indemnify and hold harmless the Company, each current and future officer, director, employee, agent and shareholder from and against any and all loss, damage or liability due to, or arising out of, a breach of any agreement, representation or warranty of the undersigned contained herein.


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



      (c) This Agreement shall be construed and interpreted in accordance with Minnesota law without regard to conflict of law provisions.

      (d) The undersigned agrees to furnish to the Company or the Agent , if applicable, upon request, such additional information as may be deemed necessary to determine the undersigned's suitability as an investor.

                         [NOTE: SIGNATURE PAGE FOLLOWS]


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


                              INDIVIDUAL SUBSCRIBER

Dated: April ___, 1998.

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Signature                                   Signature


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Name typed or Printed                       Name Typed or Printed




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Residence Address                           Residence Address


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City, State and Zip Code                    City, State and Zip Code



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Mailing Address                             Mailing Address



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City, State and Zip Code                    City, State and Zip Code



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Tax Identification or Social                Tax Identification or Social
Security Number                             Security Number


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                                ENTITY SUBSCRIBER

Dated: April _____, 1998.


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Signature



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Name Typed or Printed



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Address


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City State and Zip Code


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Tax Identification

                            CERTIFICATE OF SIGNATORY

        (To be completed if Units are being subscribed for by an entity)

I, _________________________, am the __________________ of _________________,
the "Entity").

      I certify that I am empowered and duly authorized by the Entity to execute and carry out he terms of the Subscription Agreement and to purchase and hold the Units, and certify further that the Subscription has been duly and validly authorized and executed on behalf of the Entity and constitutes a legal, valid and binding obligation of the Entity.

      IN WITNESS WHEREOF, I have signed this certificate this _____day of , 1998.




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                                         Signature


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ACCEPTANCE BY THE COMPANY


U-Ship, Inc. hereby agrees to and accepts the foregoing Subscription Agreement to the extent of _____________ Units.


                                         U-SHIP, INC.



                                         By
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                                            Bruce H. Senske
                                            Its: Chief Executive Officer


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